UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant
Check the appropriate box:
☐Preliminary Proxy Statement
☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐Definitive Proxy Statement
☒Definitive Additional Materials
☐Soliciting Material under §240.14A-12

ONTRAK, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒No fee required.
☐Fee paid previously with preliminary materials.
☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A (this “Amendment”) is being filed solely to include in the Definitive Proxy Statement filed by Ontrak, Inc. (the “Company”) with the Securities and Exchange Commission on August 30, 2023 (the “Proxy Statement”) a full sample proxy card for the record holders of the Company’s common stock and a sample proxy card for the record holders of the Company’s 9.50% Series A Cumulative Preferred Stock (the “Preferred Stock”) with respect to the matters on which each class of stock may vote at the Company’s 2023 annual meeting of stockholders (“Annual Meeting”). The full sample proxy card for the record holders of the common stock replaces pages 35 and 36 of the Proxy Statement.

As disclosed in the Proxy Statement, holders of the Preferred Stock may receive a proxy statement, proxy card and other solicitation materials from Walter Schenker in connection with his expressed intention to nominate two directors for election at the Annual Meeting to the two positions on the Company’s board of directors created on August 31, 2023 for the benefit of the holders of the Preferred Stock.

This Amendment makes no changes to the body of the Proxy Statement.

0

ONTRAK, INC.

2200 Paseo Verde Parkway, Suite 280
Henderson, NV 89052

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 28, 2023, AT 10:00 A.M. (PACIFIC TIME), AND ANY POSTPONEMENT, CONTINUATION OR ADJOURNMENT THEREOF

The shares of common stock you hold in your account will be voted as you specify on the reverse side of this proxy card. If no choice is specified, the proxy will be voted "FOR" the election of all the nominees listed in Proposal No. 1, and "FOR" Proposal No. 2, as described on the reverse side of this proxy card.

By signing this proxy, the undersigned hereby appoints Brandon H. LaVerne as attorney and proxy of the undersigned, with full power of substitution, to vote all of the shares of common stock of Ontrak, Inc. which the undersigned may be entitled to vote at the 2023 Annual Meeting of Stockholders of the Company to be held virtually at https://web.lumiagm.com/250638678 (password: ontrak2023), on Thursday, September 28, 2023, at 10:00 a.m. (Pacific Time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting and any postponements, continuations or adjournments of the meeting.

(Continued and to be signed on the reverse side.)

1.1 14475

2023 ANNUAL MEETING OF STOCKHOLDERS OF

ONTRAK, INC.

September 28, 2023

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.equiniti.com to enjoy online access.

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING:
The Notice of Meeting, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2022 are available at the following website:
https://ontrakhealth.com/investors/financial-information/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20330000000000000100 7 092823

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of three directors, each to serve for a one-year term expiring at the Company's 2024 annual meeting of stockholders, and until their respective successors are duly elected and qualified.

NOMINEES:

☐ FOR ALL NOMINEES
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
☐ FOR ALL EXCEPT (See instructions below)

○ Richard A.Berman
○ Michael Sherman
○ James M. Messina

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. Ratification of the appointment of EisnerAmper LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023.	☐	☐	☐

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED IN PROPOSAL NO. 1, AND "FOR" PROPOSAL NO. 2 AS MORE SPECIFICALLY DESCRIBED IN THE COMPANY'S PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS, POSTPONEMENTS OR CONTINUATIONS THEREOF.

RECEIPT OF NOTICE OF THE ANNUAL MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED, AND THE TERMS OF THE NOTICE AND PROXY STATEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS PROXY. THE UNDERSIGNED HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN FOR SAID MEETING OR ANY AND ALL ADJOURNMENTS, POSTPONEMENTS AND CONTINUATIONS THEREOF.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

ONTRAK, INC.

2200 Paseo Verde Parkway, Suite 280
Henderson, NV 89052

PROXY
FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 28, 2023, AT 10:00 A.M. (PACIFIC TIME),
AND ANY POSTPONEMENT, CONTINUATION OR ADJOURNMENT THEREOF

The shares of 9.50% Series A Cumulative Perpetual Preferred Stock you hold in your account will be voted as you specify on the reverse side of this proxy card.

By signing this proxy, the undersigned hereby appoints Brandon H. LaVerne as attorney and proxy of the undersigned, with full power of substitution, to vote all of the shares of preferred stock of Ontrak, Inc. which the undersigned may be entitled to vote at the 2023 Annual Meeting of Stockholders of the Company to be held virtually at https://web.lumiagm.com/250638678 (password: ontrak2023), on Thursday, September 28, 2023, at 10:00 a.m. (Pacific Time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting and any postponements, continuations or adjournments of the meeting.

(Continued and to be signed on the reverse side.)

1.1 14475

2023 ANNUAL MEETING OF STOCKHOLDERS OF

ONTRAK, INC.

September 28, 2023

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.equiniti.com to enjoy online access.

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING:
The Notice of Meeting, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2022 are available at the following website:
https://ontrakhealth.com/investors/financial-information/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20430300000000000000 2 092823

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of two directors, each to serve for a one-year term expiring at the Company's 2024 annual meeting of stockholders, and until their respective successors are duly elected and qualified.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Walter Schenker
○ Howard Winston

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

RECEIPT OF NOTICE OF THE ANNUAL MEETING AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED, AND THE TERMS OF THE NOTICE AND PROXY STATEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS PROXY. THE UNDERSIGNED HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN FOR SAID MEETING OR ANY AND ALL ADJOURNMENTS, POSTPONEMENTS AND CONTINUATIONS THEREOF.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.